Exhibit 10.2

Amendment to Promissory Note

THIS AMENDMENT TO PROMISSORY NOTE, entered into on March 11, 2021 (this “Amendment”), is made to the Promissory Note dated April 16, 2020 (the “Original Note”), executed by ONS Acquisition Corp., a Cayman Islands exempted company (“Maker”), as maker thereof, payable to the order of ONS Acquisition Management LLC (“Payee”).

Recitals. Payee, as the current legal and equitable owner and holder, and the payee, of the Original Note, and Maker desire to amend the Original Note to extend the maturity date of the Note from September 30, 2020 to September 30, 2021.

NOW, THEREFORE, in consideration of the premises, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the Maker and Payee agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein have the meanings and uses assigned in the Original Note; and the term “Note” when used in this Amendment means the Original Note, as amended hereby.

SECTION 2. Amendment. The date “September 30, 2020” in sections 1 and 3 of the Original Note is hereby amended and restated to read “September 20, 2021.”

SECTION 3. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 4. Confirmation. Except as expressly set forth herein, the Original Note is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Maker and Payee and their respective successors and assigns permitted by the Note, except Maker may not assign or otherwise transfer any of its rights or obligations hereunder other than as provided in the Note.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto on separate counterparts, each of which counterpart when so executed shall be an original, but all such counterparts taken together shall constitute one and the same instrument. A counterpart signature page delivered by fax or internet transmission shall be as effective as delivery of an originally executed counterpart.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers on, and effective as of, the first date set forth above.

MAKER:

ONS ACQUISITION CORP.

By:	/s/ Alexander Crutchfield
Name:	Alexander Crutchfield
Title:	Chief Executive Officer

PAYEE:

ONS ACQUISITION MANAGEMENT LLC

By:	/s/ Frank Bachinsky
Name:	Frank Bachinsky
Title:	Manager

Signature Page to Amendment to

Promissory Note